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    COMMON STOCK                                                COMMON STOCK
                                                               CUSIP 878 190 107

                                TEARDROP GOLF COMPANY
                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




THIS IS TO CERTIFY THAT







is the owner of







    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER
                                     SHARE, OF

                                TEARDROP GOLF COMPANY

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of
 Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                        [TEARDROP GOLF COMPANY CORPORATE SEAL]

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                                TEARDROP GOLF COMPANY

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


            KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
     TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



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
    TEN COM-- as tenants in common               UNIF GIFT MIN ACT-- ........  Custodian ..........
    TEN ENT-- as tenants by the entireties                            (Cust)               (Minor)
    JT TEN -- as joint tenants with right of                         under Uniform Gifts to Minors
              survivorship and not as tenants                        Act ..........................
              in common                                                    (State)

       Additional abbreviations may also be used though not in the above list.

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    For value received _______________ hereby sell, assign and transfer unto
        Please insert social security or other identifying number of assignee


   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)




    shares of the capital stock represented by the within Certificates, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
    Dated_______________


NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
         ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
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
       AMERICAN BANKNOTE COMPANY               PRODUCTION COORDINATOR DECFERTIG-215-830-2197
          680 BLAIR MILL ROAD                           PROOF OF NOVEMBER 0, 1996
           HORSHAM, PA 19044                                    TEARDROP
              215-657-3480                                   H 47356 patch
SALESPERSON:       R. JOHNS-212 557-9100       Opr                 eg                    NEW
/home/ed/Inprogress/home 15/Teardrop47356                /net/banknote/home 15/T

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